                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                Glenn D. Lammey
                                Thomas M. Marra
                             Ernest M. McNeill, Jr.
                                John C. Walters
                              Lizabeth H. Zlatkus
                             David M. Znamierowski

do hereby jointly and severally authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life and Annuity Insurance Company and do hereby jointly and severally ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Glenn D. Lammey                                   Dated as of March 1, 2007
       ----------------------------------------------------
       Glenn D. Lammey
By:    /s/ Thomas M. Marra                                   Dated as of March 1, 2007
       ----------------------------------------------------
       Thomas M. Marra
By:    /s/ Ernest M. McNeill, Jr.                            Dated as of March 1, 2007
       ----------------------------------------------------
       Ernest M. McNeill, Jr.
By:    /s/ John C. Walters                                   Dated as of March 1, 2007
       ----------------------------------------------------
       John C. Walters
By:    /s/ Lizabeth H. Zlatkus                               Dated as of March 1, 2007
       ----------------------------------------------------
       Lizabeth H. Zlatkus
By:    /s/ David M. Znamierowski                             Dated as of March 1, 2007
       ----------------------------------------------------
       David M. Znamierowski

                                   APPENDIX A

Hartford Life and Annuity Insurance Company Power of Attorney
Dated as of March 1, 2007
Filed on Form N-4
File Numbers:

333-119418       333-69487
333-119423       333-69429
333-119420       333-34998
333-119416       333-69491
333-119421       333-76419
333-101928       333-45303
333-101933       333-50465
333-101936       333-52707
333-101943       333-76425
333-101949       333-66345
333-102628       333-66935
333-101955       333-76423
333-136545
333-136548
333-101924       333-91933
333-105259       333-91931
333-101926       333-91921
333-104357       333-39620
333-101935       333-39608
333-101930       333-40410
333-101939       333-95781
333-101941       333-95785
333-101945       333-95789
333-105255       333-19607
333-101947       33-73568
333-105256       33-73572
333-105261       33-80732
333-101951       33-83660
333-105267       33-56790
333-101953       33-60702
333-105272